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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): 13 June 2002


                          FLAG Telecom Holdings Limited
                          (in provisional liquidation)
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


           Bermuda                      000-29207                   N/A
----------------------------    ------------------------        -----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                      Identification
                                                                   Number)


              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
                    -----------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
        -----------------------------------------------------------------
          (former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

                  On 13 June 2002, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing that the Company has been notified by the Nasdaq Qualifications Hearing Panel of its decision to delist the Company's common stock from the Nasdaq National Market, effective from the open of business on 13 June 2002, and that the Company's common stock is expected to begin trading Over the Counter as of 13 June 2002.

                  This press release is filed as an exhibit to and incorporated by reference into this Form 8-K.

                  Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits

               Exhibit No.       Description
               -----------       -----------
               99.1             Press Release dated 13 June 2002 of the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FLAG TELECOM HOLDINGS LIMITED


                                            By:      /s/ Kees Van Ophem
                                                     ---------------------------
                                                     Kees van Ophem
                                                     General Counsel


Dated:  18 June 2002


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                                  EXHIBIT INDEX


Exhibit no.       Description
-----------       -----------
99.1              Press Release dated 13 June 2002 of FLAG Telecom Holdings
                  Limited


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